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Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

        The undersigned, the Chief Executive Officer and the Chief Financial Officer of ICG Communications, Inc. (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

  (a)
  the Form 10-K, as amended on Form 10-K/A, of the Company for the fiscal year ended December 31, 2003, filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (b)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2004	/s/ JEFFREY R. PEARL Jeffrey R. Pearl Interim Chief Executive Officer
Date: April 30, 2004	/s/ RICHARD E. FISH, JR. Richard E. Fish, Jr. Executive Vice President and Chief Financial Officer (Principal Financial Officer)

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)